Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
MKAM ETF (MKAM)
(the “Fund”)
a series of EA Series Trust (the “Trust”)
listed on The Nasdaq Stock Market LLC
January 13, 2025
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information
each dated July 31, 2024
The Fund’s Board of Trustees reduced the Fund’s management fee to 0.50% effective January 14, 2025. The sub-advisory rate received by MKAM ETF, LLC will also be reduced to 0.25%. All references in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are revised accordingly.
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section is deleted in its entirety and replaced as follows:
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1]	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.03%
Total Annual Fund Operating Expenses	0.53%
1.Effective January 14, 2025, the Fund’s investment adviser contractually reduced the Fund’s unitary management fee from 0.94% to 0.50%. The Management Fee has been restated to reflect the new fee.
2.Acquired Fund Fees and Expenses (AFFE) are fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because AFFEs are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
The “Example” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$54	$170	$296	$665

If you have any questions, please call (215) 330-4476.

Please retain this Supplement for future reference.